--------------------------------------------------------------------------------
Prospectus                                                     February 27, 1998
--------------------------------------------------------------------------------

      Municipal High Income Fund Inc.
      388 Greenwich Street
      New York, New York  10013
      (800) 451-2010

      Municipal High Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company that seeks high tax-exempt current income by investing primarily in a variety of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities ("Municipal Obligations"). For a discussion of the risks associated with certain of the Fund's investments, see "Investment Objective and Policies."


      This Prospectus is to be used by Smith Barney Inc. ("Smith Barney") in connection with offers and sales of the outstanding common stock of the Fund (the "Common Stock") in market-making activities in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.


      Investors are advised to read this Prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and to retain it for future reference. A Statement of Additional Information (the "SAI") dated February 27, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI can be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above or by contacting any Smith Barney Financial Consultant.

                                                           (Continued on page 2)

SMITH BARNEY INC.
Distributor

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Prospectus (continued)
--------------------------------------------------------------------------------

      Smith Barney intends to make a market in the Fund's Common Stock, although it is not obligated to conduct market-making activities and any such activities may be discontinued at any time, without notice by Smith Barney. The shares of Common Stock that may be offered from time to time pursuant to this Prospectus were issued and sold by the Fund on November 28, 1988 in an initial public offering at a price of $10.00 per share. No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by Smith Barney. The Fund will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol "MHF."

      All dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a Prospectus.

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Table of Contents
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Prospectus Summary                                                             4
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Fund Expenses                                                                  7
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Financial Highlights                                                           8
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The Fund                                                                      10
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The Offering                                                                  10
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Use of Proceeds                                                               10
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Investment Objective and Policies                                             10
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Share Price Data                                                              17
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Management of the Fund                                                        17
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Dividends and Distributions; Dividend Reinvestment Plan                       19
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Net Asset Value                                                               21
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Taxation                                                                      21
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Description of Common Stock                                                   23
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Certain Provisions of the Articles of Incorporation                           24
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Custodian, Transfer Agent, Dividend-Paying Agent,
Registrar and Plan Agent                                                      25
--------------------------------------------------------------------------------

Independent Auditors                                                          25
--------------------------------------------------------------------------------
Further Information                                                           25
--------------------------------------------------------------------------------

Appendix                                                                     A-1
--------------------------------------------------------------------------------

      No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Fund's investment adviser. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any security other than the shares of Common Stock, nor does it constitute an offer to sell or a solicitation of an offer to buy the shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof. If any material change occurs while this Prospectus is required by law to be delivered, however, this Prospectus will be supplemented or amended accordingly.

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------

      The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus and in the SAI.

THE FUND The Fund is a diversified, closed-end management investment company that invests substantially all of its assets in Municipal Obligations. See "The Fund" and "Investment Objective and Policies."

INVESTMENT OBJECTIVE The Fund's objective is high tax-exempt current income.

INVESTMENT POLICIES The Fund ordinarily invests at least 80% of its net assets in Municipal Obligations. The Fund generally invests in intermediate- and long-term Municipal Obligations. Thus, under normal market conditions, the Fund will invest in obligations with remaining maturities at the time of purchase from three to in excess of 20 years. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

TAX-EXEMPT INCOME The Fund is intended to operate in such a manner that dividends paid by the Fund may be excluded by the Fund's shareholders from their gross incomes for Federal income tax purposes. See "Investment Objective and Management Policies" and "Taxation." The Fund has the right to invest without limitation in Municipal Obligations that are private activity bonds, the income from which may be taxable as a specific preference item for purposes of the Federal alternative minimum tax (the "AMT"). Thus, the Fund may not be a suitable investment for investors who are subject to the AMT. See "Investment Objective and Policies" and "Taxation."


THE OFFERING The Common Stock is listed for trading on the NYSE. In addition, Smith Barney intends to make a market in the Common Stock. Smith Barney, however, is not obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of Smith Barney.


LISTING NYSE.

SYMBOL MHF.

INVESTMENT MANAGER AND ADMINISTRATOR Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., serves as the Fund's investment manager. MMC provides investment advisory and management services to investment companies affiliated with Smith Barney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), the parent company of Smith Barney. Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). MMC also acts as administrator of the Fund and in that

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


capacity provides certain administrative services, including overseeing the Fund's non-investment operations and its relations with other service providers and providing executive and other officers to the Fund. The Fund pays MMC a fee ("Management Fee") for its investment advisory services at an annual rate of 0.40% of the value of the Fund's average daily net assets. The Fund pays MMC a fee for administrative services that is computed daily and paid monthly at the annual rate of 0.20% of the value of the Fund's average daily net assets. The Fund will bear other expenses and costs in connection with its operation in addition to the costs of investment management and administrative services. See "Management of the Fund -- Investment Manager and Administrator."


CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND PLAN AGENT PNC Bank, N.A. ("PNC Bank") serves as the Fund's custodian. First Data Investor Services Group, Inc. ("First Data") serves as the Fund's transfer agent, dividend-paying agent, registrar and plan agent under the Fund's Dividend Reinvestment Plan. See "Custodian, Transfer Agent and Dividend-Paying Agent, Registrar and Plan Agent."


DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN The Fund generally expects to make monthly distributions of net investment income and to distribute net realized capital gains, if any, annually. All distributions will be reinvested automatically in additional shares through participation in the Fund's Dividend Reinvestment Plan unless a shareholder elects to receive cash. See "Dividends and Distributions; Dividend Reinvestment Plan."


DISCOUNT FROM NET ASSET VALUE OF SHARES The Fund is a closed-end investment company. Shares of closed-end investment companies frequently trade at a discount from net asset value. Whether investors will realize gains or losses upon the sale of Common Stock will not depend upon the Fund's net asset value, but will depend entirely upon whether the market price of the Common Stock at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Stock will be determined by such factors as relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, below or above net asset value. For that reason, shares of the Fund's Common Stock are designed primarily for long-term investors, and investors in the Fund's Common Stock should not view the Fund as a vehicle for trading purposes. See "Investment Objective and Policies -- Risk Factors and Special Considerations" and "Share Price Data."

RISK FACTORS AND SPECIAL CONSIDERATIONS The Fund may invest up to 100% of its assets in Municipal Obligations rated as low as Ba by Moody's Investors Service Inc. ("Moody's"), BB by Standard & Poor's Ratings Group ("S&P") or BB by Fitch

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

IBCA, Inc., formerly Fitch Investors Service, Inc. ("Fitch"), or in unrated Municipal Obligations deemed to be of comparable quality. These low-rated Municipal Obligations are regarded by Moody's as having speculative elements and by S&P as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and generally involve greater volatility of price and risk of principal and income than do higher-rated securities. In addition, low-rated and unrated securities are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be less liquid than the market for higher-rated securities. Moreover, because dealers may not maintain daily markets in Municipal Obligations, retail secondary markets for many of these securities may not exist. The Fund anticipates that if a secondary market for securities it wishes to sell does not exist, the Fund could sell the securities only to institutional investors. As a result, the Fund's ability to sell these securities when MMC deems it appropriate may be diminished. The Fund is not restricted in its ability to purchase illiquid securities; however, the Fund is subject to the risk that should it desire to sell any of these securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. The Fund may also invest up to 30% of its assets in securities that are not publicly traded. The Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when MMC believes it desirable to do so.


      Certain of the investment techniques that the Fund may employ might expose the Fund to special risks. These investment techniques include purchasing municipal leases, securities on a when-issued basis, stand-by commitments and floating- and variable-rate demand notes, entering into repurchase agreements, lending portfolio securities and engaging in financial futures and options transactions. See "Investment Objective and Policies--Risk Factors and Special Considerations."


      The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund and of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Certain Provisions of the Articles of Incorporation."

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------

      The following tables are intended to assist investors in understanding the various costs and expenses associated with investing in the Fund.

================================================================================
Shareholder Transaction Expenses
       Sales Load (as a percentage of offering price ).................     None
       Dividend Reinvestment and Cash Purchase Plan Fees...............     None
================================================================================
Annual Fund Operating Expenses
       (as a percentage of net assets)(1)
       Investment Advisory and Administration Fees.....................    0.60%
       Other Expenses..................................................    0.14%
================================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES...................................    0.74%
================================================================================

(1) See "Management of the Fund" for additional information.

      EXAMPLE

      An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

        One Year          Three Years       Five Years          Ten Years
================================================================================
           $8                 $24               $41                $92
================================================================================


      This example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The tables and the assumptions in the above example of a 5% annual return and reinvestment at net asset value are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Stock. This example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be more or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The following information for the three-year period ended October 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated October 31, 1997. The following information for the fiscal years ended October 31, 1989 through October 31, 1994 has been audited by other independent auditors. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the Statement of Additional Information.

For a share of capital stock outstanding throughout each year:

Year Ended October 31,                       1997        1996        1995        1994        1993
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                        $   9.53    $   9.51    $   8.98    $   9.72    $   9.49
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.61        0.63        0.64        0.65        0.67
  Net realized and unrealized gain (loss)      0.24          --        0.54       (0.72)       0.23
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.85        0.63        1.18       (0.07)       0.90
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.62)      (0.61)      (0.65)      (0.65)      (0.67)
  Net realized gains                             --          --          --       (0.02)         --
-----------------------------------------------------------------------------------------------------
Total Distributions                           (0.62)      (0.61)      (0.65)      (0.67)      (0.67)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $   9.76    $   9.53    $   9.51    $   8.98    $   9.72
-----------------------------------------------------------------------------------------------------
Total Return, Based on Market Value           17.22%      10.22%      14.17%     (10.11)%     17.76%
-----------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         9.41%       7.39%      14.00%      (0.54)%      9.87%
=====================================================================================================
Net Assets, End of Year (millions)             $194    $187    $187    $176    $188
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.74%       0.77%       0.84%       0.84%       0.87%
  Net investment income                        6.38        6.65        6.87        6.98        6.89
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          35%         17%         18%         17%         13%
=====================================================================================================
Market Value, End of Year                  $  9.875    $  9.000    $  9.000    $  8.250    $  9.875
=====================================================================================================

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

Year Ended October 31,                       1992        1991        1990        1989(1)
------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                        $   9.42    $   9.28    $   9.52    $   9.35
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.70        0.74        0.75        0.66
  Net realized and unrealized gain (loss)      0.06        0.15       (0.23)       0.15
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.76        0.89        0.52        0.81
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.69)      (0.75)      (0.76)      (0.64)
  Net realized gains                             --          --          --          --
------------------------------------------------------------------------------------------
Total Distributions                           (0.69)      (0.75)      (0.76)      (0.64)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $   9.49    $   9.42    $   9.28    $   9.52
------------------------------------------------------------------------------------------
Total Return, Based on Market Value            3.37%      17.88%      (1.45)%    1.72%#
------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         8.47%      10.15%       5.75%       9.02%
==========================================================================================
Net Assets, End of Year (millions)             $179    $173    $165    $164
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.87%       0.90%       0.87%       0.86%*(2)
  Net investment income                        7.31        7.90        8.00        7.54*
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          12%         22%         11%         16%
==========================================================================================
Market Value, End of Year                  $  9.125    $   9.50    $   9.00    $   9.50
==========================================================================================

(1) For the period from November 28, 1988 (commencement of operations) to October 31, 1989.
(2)   Annualized expense ratio before fees waived by investment adviser was
      0.88%
*     Annualized
# Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
The Fund
--------------------------------------------------------------------------------

      The Fund is a diversified, closed-end management investment company designed to invest primarily in Municipal Obligations. The Fund, which was incorporated under the laws of the State of Maryland on March 4, 1988, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and has its principal office at 388 Greenwich Street, New York, New York 10013. The Fund's telephone number is (800) 451-2010.

--------------------------------------------------------------------------------
The Offering
--------------------------------------------------------------------------------

      Smith Barney intends to make a market in the Common Stock, although it is not obligated to conduct market-making activities and any such activities may be discontinued at any time without notice at the sole discretion of Smith Barney. No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by Smith Barney. This Prospectus is to be used by Smith Barney in connection with offers and sales of the Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

--------------------------------------------------------------------------------
Use of Proceeds
--------------------------------------------------------------------------------

      The Fund will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus. Proceeds received by Smith Barney as a result of its market-making in Common Stock will be utilized by Smith Barney in connection with its secondary market operations and for general corporate purposes.

--------------------------------------------------------------------------------
Investment Objective and Policies
--------------------------------------------------------------------------------


      The Fund's investment objective is high tax-exempt current income. The Fund's investment objective may not be changed without the affirmative vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). To achieve this objective, the Fund seeks to invest substantially all of its assets in a diversified portfolio of long-term Municipal Obligations. Under normal conditions, at least 80% of the Fund's assets will be invested in Municipal Obligations. The Fund may invest up to 100% of its assets in Municipal Obligations rated as low as Ba by Moody's, BB by S&P or BB by Fitch, or in unrated Municipal Obligations deemed to be of comparable quality. The Fund will not invest in Municipal Obligations that are rated lower than Ba, MIG 1/VMIG 1 or P-2 by Moody's, BB, SP-1 or A-1 by S&P, or BB by Fitch. A description of relevant Moody's, S&P and Fitch

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

ratings is set forth in the Appendix to the SAI. Lower-rated bonds are judged to have speculative elements. Although these bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Often, protection of principal payments may be characteristically unreliable over any great length of time. The Fund is not restricted in its ability to purchase securities for which a liquid market does not exist and up to 30% of the Fund's assets may be invested in non-publicly traded securities. No assurance can be given that the Fund's investment objective will be achieved.

      Municipal Obligations are debt securities, the interest from which is, in the opinion of bond counsel to their issuer, excluded from gross income for regular Federal income tax purposes. Municipal Obligations bear fixed, floating and variable rates of interest. Municipal Obligations include "public purpose" obligations, which generate interest that is exempt from regular Federal income tax and, for individual taxpayers, is not subject to the AMT, and qualified "private activity" obligations, which generate interest that is exempt from regular Federal income tax but that is subject to the AMT. Variations exist in the security of Municipal Obligations, both within a particular classification and between classifications. The types of Municipal Obligations in which the Fund may invest are described in an Appendix to this Prospectus.

      The yields on and values of Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value.

      Certain Municipal Obligations held by the Fund may permit the issuer to call or redeem the obligations, in whole or in part, at its option. If an issuer were to redeem Municipal Obligations held by the Fund during a time of declining interest rates, the Fund might realize capital gains or losses at a time when it would not otherwise do so, and the Fund might not be able to reinvest the proceeds of the redemption in Municipal Obligations providing as high a level of income as the obligations that were redeemed.


      Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from regular Federal income tax (and also, when applicable, from the AMT) are rendered by bond counsel to the issuer at the time of issuance. Neither the Fund nor MMC review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions. Issuers of Municipal Obligations may be subject to the provisions of bankruptcy, insolvency and other laws, such as Federal bankruptcy laws, affecting the rights and remedies of creditors.

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

      In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.


      Under normal conditions, the Fund may hold up to 20% of its assets in cash or money market instruments, including taxable money market instruments ("Taxable Investments"). When MMC believes that long-term Municipal Obligations consistent with the Fund's investment objective are unavailable, the Fund may take a temporary defensive posture and invest without limitation in short-term Municipal Obligations and Taxable Investments. To the extent that the Fund holds Taxable Investments and, under certain market conditions, short-term Municipal Obligations, the Fund will not be fully pursuing its investment objective.


      INVESTMENT TECHNIQUES

      The Fund may employ, among others, the investment techniques described below, which may give rise to taxable income.

      When-Issued Securities. New issues of Municipal Obligations usually are offered on a when-issued basis, which means that delivery and payment for the Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Municipal Obligations are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase when-issued Municipal Obligations only with the intention of acquiring the securities, but may sell these securities before the settlement date if MMC deems it advisable. Any gain realized on the sale would be taxable.

      Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer is obligated to repurchase at the Fund's option specified securities at a specified price and, in this way, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

      Financial Futures and Options Transactions. To protect against a decline in the value of Municipal Obligations it owns or an increase in the price of Municipal Obligations it proposes to purchase in the future, the Fund may engage in financial futures and options transactions. The futures contracts or options on futures contracts

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

that may be entered into by the Fund will be restricted to those that are either based on an index of long-term Municipal Obligations or relate to debt securities the prices of which are anticipated by MMC to correlate with the prices of the Municipal Obligations owned or to be purchased by the Fund. Regulations by the Commodities Futures Trading Commission (the "CFTC") applicable to the Fund require that the Fund's transactions in futures and options be engaged in for "bona fide hedging" purposes or other permitted purposes, provided that aggregate initial margin deposits and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

      An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific debt security at a specified price, date, time and place. The Fund may enter into interest rate futures contracts in order to protect against the adverse effect of changing interest rates on its portfolio securities or those to be purchased by the Fund.

      The Fund may purchase and sell call and put options on interest rate futures contracts that are traded on a United States exchange or board of trade. Unlike the direct investment in a futures contract, an option on an interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the Fund. The Fund may purchase options on interest rate futures contracts to hedge its portfolio securities against the risk of adverse changes in interest rates. The Fund will sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions.

      The Fund anticipates utilizing municipal bond index futures to protect against changes in the market value of the Municipal Obligations in its portfolio or that it intends to acquire. Municipal bond index futures contracts are based on an index of long-term Municipal Obligations. The index assigns relative values to the Municipal Obligations included in the index, and fluctuates with changes in the market value of the Municipal Obligations. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

the price at which the index contract was originally written. The acquisition or sale of a municipal bond index futures contract enables the Fund to protect its assets from fluctuations in the value of tax-exempt securities without actually buying or selling the securities. The Fund may purchase and sell put and call options on municipal bond indexes and municipal bond index futures and enter into closing transactions with respect to those options.

      Lending Portfolio Securities. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of MMC unless the Fund applies for and receives specific authority to do so from the SEC. Loans of the Fund's securities, if and when made, may not exceed 33 1/3% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to 100% of the current market value of the loaned securities.

      Repurchase Agreements. The Fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

      RISK FACTORS AND SPECIAL CONSIDERATIONS

      Even though interest-bearing securities, like Municipal Obligations, are investments that promise payments of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of fixed-income securities may also be affected by changes in the credit rating or financial condition of the issuing entities.

      Although they may offer higher current yields than do higher-rated securities, low-rated and unrated securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities; the Fund may incur additional expenses to the extent it is

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

      Municipal leases in which the Fund may invest have special risks not normally associated with Municipal Obligations. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the legislative body on a yearly or other periodic basis. Moreover, although a municipal lease will be secured by financed equipment, the disposition of the equipment in the event of foreclosure might prove difficult.

      The sale of securities that are not traded publicly is typically restricted under the Federal securities laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when MMC believes it desirable to do so.

      The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.


      The risks associated with lending portfolio securities, as with other extensions of credit, consist of possible loss should the borrower fail financially.


      There are several risks in connection with the use of futures contracts and options on futures contracts as a hedging device. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates. There can be no assurance that there will be a correlation between price movements in the securities underlying the futures or options thereon, on the one hand, and price movements in the Fund's portfolio securities which are the subject of the hedge, on the other hand. In addition, the Fund's transactions in futures contracts or put or call options on them will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist or be maintained or that closing transactions can be effected. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

      INVESTMENT RESTRICTIONS

      The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (a) 67% or more of the shares of the Fund's Common Stock present at a meeting of shareholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meeting or (b) more than 50% of the outstanding shares. Among the investment restrictions applicable to the Fund is that the Fund is prohibited from borrowing money, except for temporary or emergency purposes, or for clearance of transactions, in amounts exceeding 15% of its total assets (not including the amount borrowed) and as otherwise described in this Prospectus. When the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments. In addition, the Fund will not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of Municipal Obligations and U.S. government securities. For purposes of this restriction, industrial development bonds ("IDBs"), with respect to which the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." For a complete listing of the investment restrictions applicable to the Fund, see "Investment Restrictions" in the SAI.

--------------------------------------------------------------------------------
Share Price Data
--------------------------------------------------------------------------------

      The Fund's Common Stock is listed on the NYSE under the symbol "MHF." Smith Barney also intends to make a market in the Common Stock.

      The following table sets forth the high and low sales prices for the Fund's Common Stock, the net asset value per share and the discount or premium to net asset value represented by the quotation for each quarterly period for the two most recent fiscal years.


                       Quarterly High Price           Quarterly Low Price
                       --------------------           -------------------
                                       Premium                         Premium
                 Net Asset   NYSE     (Discount)  Net Asset  NYSE     (Discount)
                   Value     Price      to NAV      Value    Price     to NAV
================================================================================
1/31/98             9.92    10.2500      3.33%      9.75     9.1875    (5.77%)
10/31/97            9.76    10.0625      3.10%      9.76     9.3750    (3.94%)
7/31/97             9.71    10.0000      2.99%      9.71     9.1250    (6.02%)
4/30/97             9.64     9.5000     (1.45%)     9.47     9.1250    (3.64%)
1/31/97             9.61     9.5000     (1.14%)     9.52     9.0000    (5.46%)
10/31/96            9.54     9.0000     (5.66%)     9.40     8.7500    (6.92%)
7/31/96             9.42     9.0000     (4.46%)     9.31     8.5000    (8.70%)
4/31/96             9.64     9.0000     (6.64%)     9.36     8.6250    (7.85%)
1/31/96             9.63     9.0000     (6.54%)     9.52     8.3750   (12.03%)
================================================================================

      As of January 30, 1998, the price per share of Common Stock as quoted on the NYSE was $10.125, representing a 2.48% premium from the Common Stock's net asset value calculated on that day.

      Since the Fund's commencement of operations, the Fund's Common Stock has traded in the market at prices that were generally below net asset value.


--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      BOARD OF DIRECTORS


      Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to MMC. The SAI contains background information regarding each Director and executive officer of the Fund.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

      INVESTMENT MANAGER AND ADMINISTRATOR


      MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment manager. MMC, through its predecessors, has been in the investment counseling business since 1934 and is a registered investment adviser. MMC renders investment advice to a wide variety of individual, institutional and investment company clients that, as of January 31, 1998, had aggregate assets under management in excess of $94 billion.

      Subject to the supervision and direction of the Fund's Board of Directors, MMC manages the Fund's portfolio in accordance with the Fund's investment objective and policies, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services, MMC is paid a Management Fee at an annual rate of 0.40% of the value of the Fund's average daily net assets. In addition, MMC serves as the Fund's administrator and is paid a fee by the Fund that is computed daily and paid monthly at a rate of 0.20% of the value of its average daily net assets.


      Transactions on behalf of the Fund are allocated to various dealers by MMC in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services that enable MMC to supplement its own research and analysis with the views and information of other securities firms. The Fund may utilize Smith Barney or a Smith Barney-affiliated broker-dealer in connection with a purchase or sale of securities when MMC believes that the charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Smith Barney in connection with entering into options and futures contracts. The Fund paid no brokerage commissions in the last fiscal year.


Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. MMC and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.


      PORTFOLIO MANAGEMENT

      Lawrence T. McDermott, a Vice President and Investment Officer of the Fund, is primarily responsible for the management of the Fund's assets. Mr. McDermott has served the Fund in this capacity since the Fund commenced operations in 1988

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

and manages the day-to-day operations of the Fund, including making all investment decisions. Mr. McDermott is a Managing Director of Smith Barney and is the senior asset manager for a number of investment companies and other accounts investing in tax-exempt securities. Prior to August 1993, Mr. McDermott was a Managing Director of Shearson Lehman Advisors.

--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan
--------------------------------------------------------------------------------

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's Common Stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data, as dividend-paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds 98% of net asset value per share on the date of valuation, participants will be issued shares of Common Stock valued at the greater of (1) 98% of the net asset value most recently determined as provided under "Net Asset Value" or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to net asset value, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the net asset value per share of the Common Stock at the time of valuation exceeds the market price of Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy

--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------

Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds 98% of the net asset value per share of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to 98% of the net asset value per share. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by First Data may exceed 98% of the net asset value per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at 98% of the net asset value per share. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

      The Fund's net asset value will be calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. New York time, on the last day on which the NYSE is open for trading of each week and month. Net asset value is calculated by dividing the value of the Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. Investments in U.S. government securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are taken at fair value as determined in good faith by or under the direction of the Board of Directors.

      The valuation of the Fund's assets is made by MMC after consultation with an independent pricing service (the "Service") approved by the Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Service, no readily obtainable market quotation is available (which may constitute a majority of the Fund's portfolio securities), are carried at fair value as determined by the Service. The Service may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Service are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board of Directors, which may replace the Service at any time if it determines it to be in the best interests of the Fund to do so.

--------------------------------------------------------------------------------
Taxation
--------------------------------------------------------------------------------

      The following is a summary of the material Federal tax considerations affecting the Fund and Fund shareholders; please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other Federal, state, local or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisers for more detailed information with respect to the tax consequences of any investment.


      The Fund has qualified and intends to qualify, so long as such qualification is in the best interests of its shareholders, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. In each taxable year that the Fund qualifies, the Fund will pay no Federal income tax on its net investment income and long-term capital gains that are distributed to shareholders. The Fund also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular Federal income taxes but may be considered taxable for state and local income (or intangible) tax purposes.

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------

      Exempt-interest dividends attributable to interest received by the Fund on certain private activity bonds will be treated as a specific tax preference item to be included in a shareholder's Federal AMT computation. In addition to the AMT, corporate shareholders must include 75% of the interest as an adjustment ("the current earnings adjustment") in computing corporate minimum taxable income. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from Federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to Federal income tax.

      The interest expenses incurred by a shareholder on borrowings made to purchase or carry Fund shares are not deductible for Federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Fund from interest income on taxable investments, net realized short-term securities gains, and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to Federal income tax as ordinary income.

      Distributions, if any, from net realized long-term securities gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares. The recently enacted Taxpayer Relief Act of 1997 provides that net capital gains, for taxpayers other than corporations, generally will not be subject to Federal income taxes at a rate in excess of 28% for assets held for more than one year but not more than 18 months, with a reduced maximum rate of 20% for assets held more than 18 months.

      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Fund shares. None of the dividends paid by the Fund will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions, including their eligibility for the reduced maximum 20% capital gains tax rate, promptly after the close of each calendar year.

      The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' Federal income tax return.

--------------------------------------------------------------------------------
Description of Common Stock
--------------------------------------------------------------------------------

                                                                 Amount
                                                               Outstanding
                                                           Exclusive of Shares
                                         Amount Held      Held by Fund for its
                          Amount       by Fund for its         Own Account
      Title of Class    Authorized       Own Account     as of December 17, 1997
================================================================================
          Common        500,000,000           0             71,616,565.375
           Stock          Shares
================================================================================

      No shares of Common Stock, other than those currently outstanding, are offered for sale pursuant to this Prospectus. All shares of Common Stock are equal as to earnings, assets, dividends and voting privileges and, when issued, will be fully paid and non-assessable. Shares of Common Stock are subject to no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. Shareholders are entitled to one vote per share and do not have cumulative voting rights. A majority of the votes cast at any meeting of shareholders is sufficient to take or authorize action, except for election of Directors or as otherwise provided in the Fund's Articles of Incorporation as described under "Certain Provisions of the Articles of Incorporation."

      Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. If the Fund's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Fund may decide not to hold annual meetings of shareholders. See "Certain Provisions of the Articles of Incorporation."

      The Fund has no current intention of offering additional shares, except that additional shares may be issued under the Plan. See "Dividends and Distributions; Dividend Reinvestment Plan." Other offerings of shares, if made, will require approval of the Fund's Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shares.

--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation
--------------------------------------------------------------------------------

      The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Directors is divided into three classes, each having a term of three years. At the annual meeting of shareholders in each year, the term of one class expires. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Articles of Incorporation specify the maximum number of Directors. A Director may be removed from office or the maximum number of Directors increased only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.

      The Articles of Incorporation require the favorable vote of the holders of at least 75% of the shares of the Fund then entitled to be voted to approve, adopt or authorize the following:

      (i) merger or consolidation or statutory share exchange of the Fund with or into another corporation;

      (ii) sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

      (iii) liquidation of the Fund;

unless the action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the Fund's By-Laws, in which case the affirmative vote of a majority of the outstanding shares is required. Conversion of the Fund to an open-end investment company would require an amendment to the Articles of Incorporation. Such an amendment would require the affirmative vote of the holders of a majority of the shares entitled to vote on the matter. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. At any time, the amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charges that might be in effect at the time of a redemption.

      The Board of Directors has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act and can only be changed by a similar 75% vote, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the SEC for the full text of these provisions.

--------------------------------------------------------------------------------
Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent
--------------------------------------------------------------------------------

      PNC Bank, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 acts as custodian of the Fund's investments. First Data, One Exchange Place, Boston, Massachusetts 02109, acts as the Fund's transfer agent, dividend paying agent, registrar and as agent under the Plan.

--------------------------------------------------------------------------------
Independent Auditors
--------------------------------------------------------------------------------

      The audited financial statements have been incorporated by reference in the SAI in reliance upon the report of KPMG Peat Marwick LLP, independent auditors.

--------------------------------------------------------------------------------
Further Information
--------------------------------------------------------------------------------

      Further information concerning the Common Stock and the Fund may be found in the Registration Statement, of which this Prospectus and the SAI constitute a part, on file with the SEC.

--------------------------------------------------------------------------------
Appendix
--------------------------------------------------------------------------------

      TYPES OF MUNICIPAL OBLIGATIONS

The Fund may invest in the following types of Municipal Obligations and in such other types of Municipal Obligations as become available in the market from time to time.

      MUNICIPAL BONDS

      Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are "moral obligation" issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

      INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS

      Industrial development bonds ("IDBs") and private activity bonds ("PABs") are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

      MUNICIPAL LEASE OBLIGATIONS

      Municipal lease obligations are Municipal Obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain Municipal Obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.


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      The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund will not invest more than 10% of its assets in such "non-appropriation" municipal lease obligations. There is no limitation on the Fund's ability to invest in other municipal lease obligations.

      ZERO COUPON OBLIGATIONS

      The Fund may invest up to 25% of its total assets in zero coupon Municipal Obligations. Such obligations include "pure zero" obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and "zero/fixed" obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include securities representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing rates than obligations of comparable maturities that make current distributions of interest. While zero coupon Municipal Obligations will not contribute to the cash available to the Fund for purposes of paying dividends to stockholders, MMC believes that limited investments in such securities may facilitate the Fund's ability to preserve capital while generating tax-free income through the accrual of original issue discount. Zero coupon Municipal Obligations generally are liquid, although such liquidity may be reduced from time to time due to interest rate volatility and other factors.

      FLOATING-RATE OBLIGATIONS

      The Fund also may purchase floating- and variable-rate municipal notes and bonds, which frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer's obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable- and floating-rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.


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      PARTICIPATION INTERESTS

      The Fund may invest in participation interests in municipal bonds, including IDBs, PABs and floating- and variable-rate securities. A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, the Fund intends to exercise due demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain the Fund's portfolio in accordance with its investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. MMC will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

      CUSTODIAL RECEIPTS

      The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same economic attributes as zero coupon Municipal Obligations described herein. Although under the terms of a custodial receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights that may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.


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SMITH BARNEY

      A Member of TravelersGroup[Logo]

Municipal
High Income
Fund Inc.

Common Stock

388 Greenwich Street
New York, New York 10013

FD 01257  2/98